UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION
                            Washington,  D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT

   Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

     Date  of  Report  (Date  of  earliest  event  reported): August 8, 2006

                              COMMERCE PLANET, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Utah                     333-34308                87-0520575
------------------------------     ------------------       -------------------
  (State  or  other jurisdiction    (Commission File         (IRS Employer of
     of  incorporation)                  Number)          Identification Number)

        30  S.  LaPatera  Lane,  Suite  7  Goleta,  CA         90802
        ----------------------------------------------     -------------
         (Address  of  principal  executive  offices)       (Zip  Code)

                                 (805)  964-9126
                             ----------------------
                        (Registrant's  telephone  number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR  230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.02  TERMINATION  OF  A  MATERIAL  DEFINITIVE  AGREEMENT

On August 8, 2006, we paid our final $500,000 debt repayment ahead of schedule. We are now free of any long term debt obligations.

This report may contain forward-looking statements that involve risks and uncertainties, including, without limitation, statements concerning our business and possible or assumed future results of operations. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              COMMERCE PLANET, INC.
                                -----------------
                                   Registrant


Date:  August  10,  2006         By:   /s/  Michael  Hill
                                    -------------------------
                                    Michael  Hill
                                    Chief  Executive  Officer